INDEX TO EXHIBITS
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Exhibit Number    Description
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

2.1               Second Amended Plan of Reorganization of Shoes Liquidation Co. (formerly The Walking
                  Company) and Alan's Shoes, Inc., confirmed on March 2, 2004. (1)

2.2               Order of the United States Bankruptcy Court for the Central District of California confirming the Second Amended Plan of Reorganization of Shoes Liquidation Co. (formerly The Walking
                  Company) and Alan's Shoes, Inc., entered on March 2, 2004.(1)

3.1               Amended and Restated Certificate of Incorporation (2)

3.1A              Certificate of Correction (3)

3.2               Amended and Reinstated Bylaws (3)

4.1               Reference is hereby made to Exhibits 3.1, 3.1A, and 3.2

4.2               Specimen Stock Certificate (2)

10.10             Amended and Restated 1997 Performance Award Plan (5)

10.10A            Form of Employee Nonqualified 1997 Performance Award Plan (2)

10.10B            Terms and Conditions for Non-Qualified Options Granted under the Amended and Restated 1997
                  Performance Award Plan (4)

10.10C            Form of Eligible Director Non-Qualified Stock Option  Agreement (4)

10.11             Lease between Big Dog USA, Inc. and The Prudential Insurance Company of America dated
                  November 4, 1997 (3)

10.12             Form of Indemnification Agreement (1)

21.1              List of Subsidiaries of Big Dog Holdings, Inc. (6)

23.1              Consent of Independent Registered Public Accounting Firm

23.2              Consent of Independent Registered Public Accounting Firm

24.1              Power of Attorney (included in signature page)

31.1              Certification of Chief Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of
                  2002

31.2              Certification of Chief Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of
                  2002

32.1              Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350,as Adopted Pursuant
                  to Section 906 of the Sarbanes-Oxley Act of 2002

32.2              Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,as Adopted Pursuant
                  to Section 906 of the Sarbanes-Oxley Act of 2002

99.1              Loan and Security Agreement, dated March 3, 2004, among the lenders signatory thereto, Wells
                  Fargo Retail Finance II, LLC, as agent, and The Walking Company (formerly TWC Acquisition
                  Corp.), as borrower.(1)

99.2              Third Amendment to Loan and Security Agreement, dated March 3, 2004, among the lenders signatory thereto, Wells Fargo Retail Finance II, LLC, as agent, and Big Dog Holdings, Inc.,
                  Big Dog USA, Inc. and CSI Acquisition Corporation, as borrowers.(1)


(1)      Incorporated by reference from the Company's Current Report on Form 8-K filed as of March 3, 2004. The exhibits and schedules to the Plan have been omitted from this filing pursuant to Item 601(b)(2) of Regulation
         S-K. Big Dog Holdings, Inc. will furnish copies of any of such exhibits and schedules to the Securities and Exchange Commission upon request.
(2)      Incorporated by reference from the Company's S-1 Registration Statement
         (No. 333-33027) as amended , which became effective September 25, 1997.
(3)      Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31,
         1997.
(4)      Incorporated by reference from the Company's Schedule TO filed July 31,
         2000. (5) Incorporated by reference from the Company's Annual Report on
         Form 10-K for
         the year ended December 31, 1998.
(6)      Incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2003.
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